UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 1, 2021

SEATECH VENTURES CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-230479	61-1882326
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 305-306, 3/F., New East Ocean Centre,

9 Science Museum Road, Tsim Sha Tsui, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+852) 8331-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001	SEAV	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2021, Mr. CHEAH, Kok Hoong (“Mr. Cheah”) and Mr. LOUIS, Ramesh Ruben (“Mr. Louis”) were appointed as Independent Non-Executive Director of the Board of Directors (the “Board”) and Mr. TAN, Hock Chye (“Mr. Tan”) as the Chief Financial Officer, respectively, of SEATech Ventures Corp. (the “Company”), effective immediately.

The biographies for the new Independent Non-Executive Directors and Chief Financial Officer of the Company are set forth below:

Mr. CHEAH, Kok Hoong

Mr. Cheah, aged 55, is a former Group Chief Executive Director of Hitachi Sunway Information System, better known as Hitachi Sunway, that thrived in providing ICT and digital solutions and services in ASEAN. Mr. Cheah’s career span over 30 years and have garnered experience across various industries including business development, mergers and acquisition, business strategy development, regional expansion, and process engineering across various verticals such as information technology, venture capital, conglomerates, manufacturing, and the service industry. Additionally, he holds various professional positions which includes the IT advisor to the Sunway Group, Director of Powerware Systems, and General Partner of Sun SEA Capital. Mr. Cheah is also the Honorary Chairman of the Malaysia Cross Border e-Commerce Association (MCBEA) since 2019, as well as a Member of the Associated Chinese Chambers of Commerce and Industry of Malaysia (ACCCIM) under the Finance and Capital Market Consultative Committee since 2018. He is currently the Executive Chairman of SteerQuest Sdn Bhd, Managing Director of SQ Digital Vision Group Sdn Bhd and the Chief Executive Officer of Cognitive Digital Sdn Bhd. In addition, he is also an Advisor for the Aerospace Engineering Edutech, Angkasa-X Holding.

Mr. Cheah also serves as an Industrial Advisory Board (IAB) member on both SoftwareONE and Sunway University, where he is dedicated to his role as the Sunway University Business School’s Adjunct Practice Professor. Furthermore, he is also an IAB member on various boards within Sunway University itself, including the Department of Computing and Information Systems, the School of Science and Technology, specifically the Research Centre for Nano-Materials and Energy Technology. In addition, Mr. Cheah is also an External Industry Committee Member for Master of Business Analytics in the Department of Business Analytics.

Mr. Cheah is also an instrumental force that has been driving the growth of the Malaysian ICT industry as he is had also previously served as the Chairman of PIKOM (The National Tech Association of Malaysia) between 2013 to 2015 as well as the Chairman of Human Capital Development, a Chapter within PIKOM. As of today, he is a renowned advisor to PIKOM’s various sectors and initiatives, namely Cybersecurity, Venture Investment, and the World Congress on Information Technology (WCIT). On top of that, he also serves as the Chairman of OM (formerly known as Outsourcing Malaysia) in PIKOM.

Mr. Cheah’s past achievements include his induction into the PLC Hall of Fame for his leadership and stewardship in promoting the PLC Leadership programme as part of the National ICT Certification & Standardization Grid (NICS Competence Grid), and the conferment of PIKOM’s CIO Excellence Award for his outstanding leadership in the ICT adoption in Sunway Group.

Mr. Cheah holds a Bachelor of Science in Computer Science & Physics from Campbell University, USA and Tunku Abdul Rahman University College, Malaysia, since 1990.

Mr. Cheah does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive director. Mr. Cheah is not a party to any transactions listed in Item 404(a) of Regulation S-K.

As compensation for services as an independent non-executive director, Mr. Cheah shall receive a monthly fee of $500 in cash payable monthly, commencing on July 1, 2021.

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Mr. LOUIS, Ramesh Ruben

Mr. Louis, age 44, is a Chartered Accountant of the Malaysian Institute of Accountants (MIA), a fellow member of Association of Chartered Certified Accountants (FCCA), a chartered member of the Institute of Internal Auditors, as well as a Certified Financial Planner. Mr. Louis has over 20 years of experience in accounting, auditing and risk management ranging from large public listed companies to multinational corporations, government agencies as well as SME’s in a spectrum of industries including plantation, property development, manufacturing, trading, IT, shipping, retailing, etc. He started his career at Arthur Andersen, and subsequently moved to BDO. He also has experience in corporate finance with Southern Investment Bank Berhad. Mr. Louis has hands-on experience on other corporate exercises such as due diligence, IPO’s, issuance of bonds, corporate & debt restructuring and investigative audit. His training and advisory experience includes topics on Internal & Statutory Auditing, Public Sector/Government Audits, Value-for-Money Audits, ISQC 1, Risk Management & Internal Controls, Review and Assurance Engagements such as Financial Due Diligence, Forecasts & Projections, Forensic & Fraud Accounting/Auditing, as well as practical application of International Financial Reporting Standards (“IFRS”), Reporting Standards for SMEs (MPERS/PERS) and public sector accounting (MPSAS). He has facilitated training and provided advisory for public accountants across Asia Pacific, multinationals and public sector institutions. Mr. Louis is a certified trainer by the Human Resource Development Fund (HRDF), Ministry of Human Resources Malaysia.

Mr. Louis graduated from National University of Malaysia with a bachelor’s degree in Accounting. He earned an MBA from the University of Strathclyde, United Kingdom, graduated with a distinction in 2012. He is currently pursuing his Doctor of Philosophy in University of Malaya.

Mr. Louis does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive director. Mr. Louis is not a party to any transactions listed in Item 404(a) of Regulation S-K.

As compensation for services as an independent non-executive director, Mr. Louis shall receive a monthly fee of $500 in cash payable monthly, commencing on July 1, 2021.

Mr. TAN, Hock Chye

Mr. Tan, age 62, is the current Councillor of The National Tech Association of Malaysia (PIKOM), Treasurer of WCIT 2020 Sdn. Bhd. (WCIT is World Congress on Information Technology) and National Treasurer and Council Member of Malaysia Cross Border E-Commerce Association.

Mr. Tan is a Chartered Global Management Accountant of the Association of International Certified Professional Accountants, and a Fellow Member of the Chartered Institute of Management Accountants, United Kingdom, as well as a Chartered Accountant with the Malaysian Institute of Accountants. In 1997, Mr. Tan obtained his Master’s Degree in Business Administration (MBA) from Oklahoma City University, United States of America and he attended Harvard Premier Management Program organized by the Harvard Business School Alumni Club of Malaysia in 2013.

Mr. Tan has more than 35 years of extensive working experience in both private and public companies in Papua New Guinea, Singapore and Malaysia. The public companies that he has worked for includes Dataprep Holdings Berhad (Bursa Malaysia) as Chief Financial Officer, Chief Operating Officer and Group Managing Director from 2003 to 2018, United Engineers (M) Berhad (Bursa Malaysia) as Head, Finance and Accounting of Trading Division from 1991 to 1994, Malaysian subsidiary of PZ Cussons plc (London Stock Exchange) as Accounting Manager/Local Agent from 1989 to 1991 and the Malaysian associated company of Chuan Hup Holdings Ltd (Singapore Stock Exchange) as Company Accountant/Secretary from 1986 to 1989. Private Companies that Mr. Tan has worked for includes Wardah Communication Sdn. Bhd. as Chief Business Officer from 2018 to 2019, Ken-Air Holdings Sdn. Bhd. as Financial Controller and Chief Executive Officer from 1994 to 2003 and Word Publishing Co. Pty. Ltd. as Management Accountant and Chief Accountant from 1982 to 1985.

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Mr. Tan does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive director. Mr. Tan is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Mr. Tan beneficially owns 1,000,000 shares of the Company’s common stock which his ownership represents one percent (1%) of the Company’s issued and outstanding shares as of the date hereof.

As compensation for services as a Chief Financial Officer, Mr. Tan shall receive a monthly fee of $1,250 in cash payable monthly, commencing on July 1, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Independent Non-Executive Director Agreement, dated July 1, 2021.
10.2	Independent Non-Executive Director Agreement, dated July 1, 2021.
10.3	Chief Financial Officer Agreement, dated July 1, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATech Ventures Corp.
(Name of Registrant)

Date: July 1, 2021	By:	/s/ CHIN CHEE SEONG
	Name: Title:	Chin Chee Seong Chief Executive Officer (President, Secretary, Treasurer, Director)

Date: July 1, 2021	By:	/s/ SEAH KOK WAH
	Name: Title:	Seah Kok Wah Chief Investment Officer (Director)

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